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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 4, 1997
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                             KnowledgeBroker, Inc.
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             (Exact name of registrant as specified in its charter)


            Nevada                     0-26626                 84-0856578
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation               File Number)           Identification No.)


                    13295 Mira Loma Road, Reno, Nevada 89511
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              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (702) 852-5711
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On September 4, 1997, Killman, Murrell & Company, P.C. was engaged as the independent public accountant for KnowledgeBroker, Inc. (the "Company").




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KNOWLEDGEBROKER, INC.



Date: September 18, 1997                By: /s/ BRAD STANLEY
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                                            Brad Stanley
                                            President







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